Consolidated Statements Of Comprehensive Income (USD $)	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Consolidated Statements Of Comprehensive Income [Abstract]
NET INCOME	$ 4,296,745	$ 4,653,473	$ 4,445,436
Other comprehensive income, net of tax:
Interest rate SWAPs	245,343	139,199	(673,438)
Defined benefit plans	(162,090)	(305,714)	(308,679)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX	83,253	(166,515)	(982,117)
COMPREHENSIVE INCOME	$ 4,379,998	$ 4,486,958	$ 3,463,319